UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 20, 2017

DIGITAL POWER CORPORATION
(Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158
 (Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01          REGULATION FD DISCLOSURE.

On December 20, 2017, Digital Power Corporation (the “Company”) issued a press release (the “Press Release”) regarding the Company’s presentation (the “Corporate Presentation”) that will be made public as described below. A copy of the Company’s Press Release is attached hereto as Exhibit 99.1.

The Company will host a webinar on December 20, 2017 at 4:30 P.M. ET (1:30 PM PT) to provide an update on current and planned activities where the Corporate Presentation will be made available to the public. The Corporate Presentation is attached hereto as Exhibit 99.2. To participate in the webinar online, please make note of the following information:

If you are interested in attending our upcoming webinar on December 20, 2017 at 4:30pm EST please use this link to register to participate:

Registration URL: https://zoom.us/webinar/register/WN_qNm4VV9XSQqGjHkqSMeGAw

The Corporate Presentation will be made available after the webinar for those who did attend as well as those who could not at www.DigitalPowerCorp.com via a link that will be emitted publicly.

At the end of the conference, a short Q&A will be held. Please provide any questions you may have to info@DigitalPowerCorp.com. The Company will select a sampling of questions to answer during the conference and will reply to as many questions as practicable questions after the webinar is completed and share those answers with all participants publicly.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release issued on December 20, 2017
99.2	Corporate Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Dated: December 20, 2017	/s/ Milton C. Ault, III
Milton C. Ault, III Executive Chairman